EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, E. G. Marchi, President of Global NuTech, Inc. (the "Company"), hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (i) the Annual Report on Form 10-K of the Company, for the fiscal year ended December 31, 2010, and to which this certification is attached as Exhibit 32.1 (the "Report") fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                           By: /s/ E. G. Marchi
                                               ---------------------------------
                                           Name: E. G. Marchi
                                           Title: President
                                                  (Principal Executive Officer)
                                           Date: April 15, 2011

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.